UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2008

MSC – Medical Services Company

(Exact name of registrant as specified in its charter)

Florida	333-132913	59-2997634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

841 Prudential Drive, Suite 900

Jacksonville, Florida 32207

(Address of principal executive offices, including zip code)

(904) 646-0199

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER ITEMS

On June 13, 2008, MSC – Medical Services Company (the “Company”) and MCP-MSC Acquisition issued a press release announcing that the parties entered into an Acquisition Agreement with Express Scripts, Inc. (“Express Scripts”), pursuant to which Express Scripts shall acquire the Pharmacy Services Division of the Company (the “Acquisition Agreement”), a copy of which is attached hereto as exhibit 99.1 and incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press release dated June 13, 2008 issued by MSC – Medical Services Company, MCP-MSC Acquisition, and Express Scripts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2008	MSC – MEDICAL SERVICES COMPANY

/s/ Joseph P. Delaney
Joseph P. Delaney
President and CEO

Exhibit Index

Exhibit No.	Description
99.1	Press release dated June 13, 2008 issued by MSC – Medical Services Company, MCP-MSC Acquisition, and Express Scripts, Inc.